SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of l934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

         THE VINCAM GROUP, INC.
         -----------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

         -----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  ______________________________________________________________

         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________________

         5)       Total fee paid:
                  ______________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________

         2)       Form, Schedule or Registration Statement No:
                  ______________________________________________________________

         3)       Filing Party:
                  ______________________________________________________________

         4)       Date Filed:
                  ______________________________________________________________

                             THE VINCAM GROUP, INC.
                                2850 DOUGLAS ROAD
                           CORAL GABLES, FLORIDA 33134

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 1998

         Notice is hereby given that the Annual Meeting of Shareholders of The Vincam Group, Inc. (the "Company") will be held on May 21, 1998 at 10:00 a.m., Miami time, at the Company's offices located at 8400 N.W. 33rd Street, Suite 202, Miami, FL 33126 for the following purposes, as described in the attached proxy statement:

         1. To elect a board of five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

         2. To consider and vote upon an amendment to The Vincam Group, Inc. 1996 Long Term Incentive Plan to increase the plan limit on maximum yearly awards.

         3. To consider and vote upon the adoption of The Vincam Group, Inc. 1998 Long Term Incentive Plan.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 18, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting.

         Whether or not you expect to be present at the meeting, please sign, date and return the enclosed proxy in the accompanying postage-free envelope as promptly as possible.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   ELIZABETH J. MARSTON, SECRETARY

April 22, 1998

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                             THE VINCAM GROUP, INC.
                                2850 DOUGLAS ROAD
                           CORAL GABLES, FLORIDA 33134
                                 (305) 460-2350

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 1998

         This Proxy Statement has been prepared and is furnished by the Board of Directors of The Vincam Group, Inc. (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company to be held on May 21, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting.

         It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about April 22, 1998. The Company's Annual Report, including audited financial statements for the fiscal year ended December 31, 1997, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.

         Only holders of record of the Company's common stock, $.001 par value (the "Common Stock"), on the books of the Company at the close of business on March 18, 1998, are entitled to vote at the meeting. On that date, there were 15,583,632 issued and outstanding shares of Common Stock entitled to vote on each matter to be presented at the meeting. A majority of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

         Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted FOR the election of all nominees for director, FOR the approval of the proposed amendment to The Vincam Group, Inc. 1996 Long Term Incentive Plan to increase the limit on maximum yearly awards under such plan, FOR the adoption of The Vincam Group, Inc. 1998 Long Term Incentive Plan and in the discretion of the proxy holders as to any other matter which may properly come before the meeting. A shareholder who has given a proxy may revoke it at any time before it is voted at the meeting by giving written notice of revocation to the Secretary, by submitting a proxy bearing a later date or by attending the meeting and voting in person.

         In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker non-votes (instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are not. The Florida Business Corporation Act (the "Act") and the Company's Amended and Restated Bylaws provide that directors are elected by a plurality of the votes cast and all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the Company's Amended and Restated Articles of Incorporation require a greater vote). Therefore, as to all matters to be voted on by shareholders at the Annual Meeting, abstentions and broker non-votes have no legal effect on whether a matter is approved.

         You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information concerning the beneficial ownership of shares of Common Stock of the Company as of March 18, 1998 by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each Named Executive Officer (as defined below) and (iv) all officers and directors as a group.

                                                                                  PERCENTAGE OF
                                                     AMOUNT AND NATURE OF          OUTSTANDING
           NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)       SHARES OWNED (2)
           ------------------------                -----------------------       ----------------
Carlos A. Saladrigas...............................     2,631,403   (3)          16.89 %
Jose M. Sanchez....................................     2,653,503                17.03
Jeffrey D. Lamb....................................       110,823   (4)           *
Andrea Velasquez...................................        29,250   (5)           *
Elizabeth J. Marston...............................             0
Howard E. Cox, Jr..................................        71,166   (6)           *
Charles M. Hazard, Jr..............................        19,800   (7)           *
John H. McArthur...................................        44,999   (8)           *
Stephen L. Waechter................................             0
Olga M. Saladrigas.................................     1,437,075   (3)           9.22
     c/o Saladrigas Heritage Investments, Inc.
     2850 Douglas Road
     Coral Gables, FL 33134
Pilgrim Baxter & Associates, Ltd...................     1,323,300   (9)           8.49
     825 Duportail Road
     Baxter, PA 19087
Michael J. Gatsas..................................       900,000  (10)           5.78
     111 Charles Way
     Manchester, NH 03108-6430
Theodore L. Gatsas.................................       900,000  (11)           5.78
     111 Charles Way
     Manchester, NH 03108-6430
All directors and executive officers as a group
     (11 persons)..................................     5,588,593  (12)          35.62

---------------------------
*  Less than 1%.
(footnotes on following page)

                                        2



(1)      Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities.
(2)      Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement have been exercised.
(3)      These shares include 1,437,075 shares held of record by Saladrigas
         Family Limited Partnership, a Florida limited partnership. Carlos A.
         Saladrigas and his wife, Olga M. Saladrigas, each own 50% of the voting securities of Saladrigas Heritage Investments, Inc. ("Heritage
         Investments"), a Florida corporation. Heritage Investments is the general partner of Saladrigas Family Limited Partnership. As equal shareholders of the corporation that has sole voting and dispositive power over shares of the Company held by the limited partnership, Mr.
         and Mrs. Saladrigas are deemed to share voting and dispositive power over all such shares.
(4)      Includes 9,999 shares subject to options.
(5)      Includes 9,250 shares subject to options.
(6)      Includes 19,800 shares subject to options.
(7)      Includes 19,800 shares subject to options.
(8)      Includes 44,999 shares subject to options.
(9)      Based on a Schedule 13G filed as of February 17, 1998 by Pilgrim Baxter & Associates, Ltd.
(10)     Based on a Schedule 13D filed as of February 10, 1998 by Michael J. Gatsas.
(11)     Based on a Schedule 13D filed as of February 10, 1998 by Theodore L. Gatsas.
(12)     Includes all shares described in notes (2)-(8) above.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The persons named in the accompanying form of proxy intend to vote all valid proxies received in favor of the election of each of the persons named below as nominees for director unless authority is withheld. The five nominees are currently serving as directors of the Company. To the best of the Company's knowledge, each of the nominees for director is able, and intends, if elected, to serve on the Board of Directors. Each director shall be elected by a plurality of the votes cast. Directors elected at the meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

         CARLOS A. SALADRIGAS, age 49, co-founded the Company in 1984, and currently serves as its Chairman and Chief Executive Officer. From the Company's inception to June 1997, Mr. Saladrigas also served as President of the Company. Before co-founding Vincam, Mr. Saladrigas was Executive Vice President of CAC (now owned by CAC--United Healthcare Plans of Florida), Florida's oldest HMO, and previously held several positions at PepsiCo, Inc., including that of Director of Corporate Planning and Vice President of Finance & Administration for PepsiCo's subsidiary located in Mexico. Mr. Saladrigas holds an M.B.A. with honors from the Harvard Business School. He is highly active in professional employer organization ("PEO") industry efforts, having served as President of the National Association of Professional Employer Organizations and of its Florida chapter and as Vice Chairman of the Institute for the Accreditation of Professional Employer Organizations, the industry's independent accrediting organization. In addition, Mr. Saladrigas was appointed by Florida's governor to serve as a member of the Florida Board of Employee Leasing Companies (the industry's regulatory authority in Florida), which he chaired during its first year of operation.

         JOSE M. SANCHEZ, age 44, co-founded the Company in 1984, and is the Vice Chairman of the Board and Area President--South Florida. Before co-founding Vincam in 1984, he held the position of Vice President of Sales of PepsiCo, Inc.'s subsidiary in Mexico, where he was responsible for over 1,800 employees in 35 distribution centers throughout the country which served in excess of 63,000 customers, as well as having held other management positions with PepsiCo., Inc. Mr. Sanchez holds a B.B.A. from the University of Florida.

         HOWARD E. COX, JR., age 54, has been a director of the Company since February 1995. He is a general partner of Greylock Equity GP Limited Partnership, which is the general partner of Greylock Equity Limited Partnership ("Greylock"), a venture capital firm, and has been associated with Greylock and partnerships affiliated with Greylock for more than 25 years. Mr. Cox is a director of Stryker Corporation.

         CHARLES M. HAZARD, JR., age 30, has been a director of the Company since February 1995. He has been associated with Greylock Management Corporation, an affiliate of Greylock, since 1994. In 1997, he became a general partner of Greylock IX Limited Partnership, a Greylock affiliate. Prior to 1994, he worked as a consultant for Company Assistance Limited, a business consulting firm located in Warsaw, Poland, and Bain and Company, a business consulting firm in San Francisco, California.

         JOHN H. MCARTHUR, PH.D., age 64, has been a director of the Company since December 1995. Since 1962, Dr. McArthur has been a member of the faculty of the Harvard Business School, from which he received a doctorate in business administration in 1963. Dr. McArthur served as Dean of the Faculty of the Harvard Business School from 1980 to 1995. Dr. McArthur is a director of Glaxo Wellcome plc, BCE, Inc., Cabot Corporation, Rohm and Haas Company, Springs Industries, Inc., AES Corporation and Partners Health Care System, Inc.

                               BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held ten meetings during its fiscal year ended December 31, 1997. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee which met once, once and six times, respectively, during the fiscal year ended December 31, 1997. During the most recent fiscal year, each director attended at least 75% of the meetings of the Board and any committee on which such director served.

         The Audit Committee reviews the scope and results of the annual audit of the Company's consolidated financial statements conducted by the Company's independent accountants, the scope of other services provided by the Company's independent accountants, proposed changes in the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including selection and retention of the Company's independent accountants. The Audit Committee is comprised of Howard E. Cox, Jr., Charles M. Hazard, Jr. and John H. McArthur.

         The Stock Option Committee administers the Company's 1995 Stock Option Plan and 1996 Long Term Incentive Plan including, among other things, determining the amount, exercise price and vesting schedule of stock options awarded under the plans. The Stock Option Committee is comprised of Howard E. Cox, Jr., Charles M. Hazard, Jr. and John H. McArthur. The Stock Option Committee will also administer the Company's 1998 Long Term Incentive Plan which is being presented for shareholder approval at the Annual Meeting. See "Proposal 3 -- Adoption of The Vincam Group, Inc. 1998 Long Term Incentive Plan" on page 19.

         The Compensation Committee administers the Company's other compensation programs, and performs such other duties as may from time to time be determined by the Board of Directors. During 1997, the Compensation Committee was comprised of Howard E. Cox, Jr., John H. McArthur and Carlos A. Saladrigas. As of February 1998, the Compensation Committee is comprised of Howard E. Cox, Jr., Charles M. Hazard and John H. McArthur.

COMPENSATION OF DIRECTORS

         The Company pays its non-employee directors $12,500 per year and reimburses all directors for the expenses incurred in attending meetings of the Board of Directors. Directors who are officers of the Company receive no additional compensation for service as directors.

VOTING REQUIREMENTS

         Each director shall be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. If, prior to the Annual Meeting, any of the nominees should become unable to serve for any reason, the persons named as proxies will have full discretion to vote for all other persons who are nominated.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND PROXIES EXECUTED AND RETURNED WILL BE SO
            VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREIN.

                            COMPENSATION OF OFFICERS

         The following table sets forth the compensation paid by the Company for services performed on the Company's behalf during the fiscal years ended December 31, 1995, 1996 and 1997 with respect to the Company's Chief Executive Officer and the Company's four most highly compensated executive officers, other than the Chief Executive Officer, who served as such on December 31, 1997, and whose total annual salary and bonus for the fiscal year ended December 31, 1997 exceeded $100,000, and one individual, Stephen L. Waechter, who resigned from his full-time position as an executive officer of the Company effective December 9, 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                                                            COMPENSATION
                                                                    ANNUAL COMPENSATION        AWARDS
                                   -----------------------------------------------------    -------------
                                                                                             SECURITIES
                                                                                             UNDERLYING
                                                                            OTHER ANNUAL       OPTIONS       ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR    SALARY             BONUS         COMPENSATION     (IN SHARES)    COMPENSATION
   ---------------------------     ----    ------             -----         ------------    -------------   ------------
Carlos A. Saladrigas               1997   $ 216,346         $ 100,000(1)      $      --              0       $ 12,788(3)
   Chairman of the Board and       1996   $ 241,308         $ 175,000(1)      $      --              0       $ 13,704(3)
   Chief Executive Officer         1995   $ 250,000         $       0         $  63,219 (2)          0       $  9,980(3)

Jose M. Sanchez                    1997   $ 218,846         $ 100,000(1)      $      --              0       $  7,563(3)
   Vice Chairman and Area          1996   $ 241,308         $ 150,000(1)      $      --              0       $ 10,694(3)
   President--South Florida        1995   $ 250,000         $       0         $  54,821 (2)          0       $ 11,116(3)

Jeffrey D. Lamb                    1997   $ 157,306         $       0         $       0              0       $      0
   Senior Vice President--         1996   $ 153,029         $  53,334         $  56,033 (4)          0       $      0
   Marketing and Business          1995   $  56,145         $  16,666         $  36,997 (4)    199,999       $      0
   Development

Andrea Velasquez                   1997   $ 150,000         $   5,600(5)      $      --              0       $      0
   President--Managed              1996   $ 111,923         $  29,000(5)      $      --              0       $      0
   Solutions Group                 1995   $  83,154         $   8,424         $      --         75,000       $      0

Elizabeth J. Marston               1997   $ 123,365         $       0         $       0         15,000       $      0
   Secretary and Vice President--  1996   $  46,154 (6)     $  10,000         $       0         15,000       $      0
   Legal and Regulatory Affairs

Stephen L. Waechter(7)             1997   $ 195,385         $       0         $  80,788 (8)          0       $      0
                                   1996   $  39,231 (6)     $       0         $       0        150,000       $      0

---------------------------
(footnotes on following page)

                                        6


(1) Includes payment in the covered year of $100,000 pursuant to the Company's Deferred Compensation Plan. Such deferred compensation was granted by the Board of Directors in 1993 and vested in the covered year. The continued employment of the executive was a condition to these payments.
(2) Includes $16,031 in automobile lease payments and $20,000 whole life insurance premium.
(3) Insurance premiums paid by, or on behalf of, the Company during the covered year with respect to term life insurance for the benefit of the Named Executive Officer.
(4)      Represents relocation allowance paid to Mr. Lamb.
(5) Includes payment in 1997 of $5,600 and in 1996 of $4,000 pursuant to the Company's Deferred Compensation Plan. Such deferred compensation was granted by the Board of Directors in 1993 and vested in the covered year. The continued employment of the executive was a condition to these payments.
(6) Represents salaries for Ms. Marston and Mr. Waechter for the portion of the year after the date on which each became an employee of the Company.
(7) Mr. Waechter resigned his full time position with the Company on December 9, 1997. In that regard, Mr. Waechter entered into an agreement with the Company to be available to assist the Company with, among other things, the transition of his duties to his successor pursuant to which he will be paid $100,000 for the six month period ending June 1998 and $2,000 per month through April 1999.
(8)      Represents relocation allowance paid to Mr. Waechter.

         OPTION GRANTS DURING FISCAL 1997. The following table sets forth as to each of the Named Executive Officers the following information with respect to option grants during fiscal 1997 and the potential realizable value of such option grants: (i) the number of shares of Common Stock underlying options granted during fiscal 1997, (ii) the percentage that such options represent of all options granted to employees during that year, (iii) the exercise price,
(iv) the expiration date and (v) the potential realizable value of each grant at assumed rates of stock price appreciation for the option term.

                        OPTION GRANTS DURING FISCAL 1997

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF
                                                   % OF TOTAL                                            STOCK PRICE
                                                     OPTIONS                                          APPRECIATION FOR
                                 NUMBER OF         GRANTED TO        EXERCISE                          OPTION TERM(2)
                                  OPTIONS         EMPLOYEES IN        PRICE         EXPIRATION         --------------
           NAME                   GRANTED          FISCAL YEAR      ($/SHARE)        DATE(1)            5%       10%
           ----                   -------          -----------      ---------        -------           --------------
Carlos A. Saladrigas                 0                 N/A             N/A             N/A                   N/A
Jose M. Sanchez                      0                 N/A             N/A             N/A                   N/A
Jeffrey D. Lamb                      0                 N/A             N/A             N/A                   N/A
Andrea Velasquez                     0                 N/A             N/A             N/A                   N/A
Elizabeth J. Marston            15,000 (3)            1.7%            $23.33         11/06/07         $220,050 $557,700
Stephen L. Waechter                  0                 N/A             N/A             N/A                   N/A

-----------------------
(1) The Company's Stock Option Committee has the general authority thereunder to amend options to accelerate, extend or otherwise modify benefits in certain circumstances within overall plan limits, and with the consent of the affected optionee, to change the option price of the shares remaining subject to the option to a price not less than 100% of the market value of the stock on the effective date of the amendment. The Stock Option Committee has no current intention to exercise that authority with respect to these options.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date of grant to their expiration date. Actual gains, if any, on stock option exercises will depend upon the future performance of the Common Stock and the date on which the options are exercised.
(3) These options were granted subject to shareholder approval at the Annual Meeting of the proposed amendment to the Company's 1996 Plan (as defined herein). See "Proposal 2 -- Options Subject to Shareholder Approval" on page 14.

         OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table sets forth information concerning the value of unexercised options as of December 31, 1997 held by the Named Executive Officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND
                       OPTION VALUES ON DECEMBER 31, 1997

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED IN-THE-
                           SHARES                               OPTIONS/SARS                  MONEY OPTIONS/SARS AT
                          ACQUIRED                          AT DECEMBER 31, 1997               DECEMBER 31, 1997(2)
                             ON           VALUE          --------------------------        ----------------------------
         NAME             EXERCISE     REALIZED(1)       EXERCISABLE  UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
         ----             --------     -----------       -----------  -------------        -----------    -------------
Carlos A. Saladrigas         0             N/A                0             0                  N/A             N/A
Jose M. Sanchez              0             N/A                0             0                  N/A             N/A
Jeffrey D. Lamb            89,999        $2,140,776           0          110,000               N/A          $2,708,750
Andrea Velasquez           22,000        $  490,330        11,750         41,250            $289,344        $1,015,781
Elizabeth J. Marston         0             N/A                0           30,000(3)            N/A          $  223,800
Stephen L. Waechter          0             N/A                0          150,000               N/A          $  681,750

------------------------
(1) In accordance with the Securities and Exchange Commission's rules, values of shares acquired on exercise and held are based on the difference between the option exercise price and the fair market value on the specific dates of exercise multiplied by the number of shares underlying the option exercised on each such date. Values of shares acquired on exercise and sold are based on the difference between the option exercise price and the sales price for each such exercise and sale.
(2) In accordance with the Securities and Exchange Commission's rules, values are based on the difference between the option exercise price and the fair market value per share (closing price) on December 31, 1997 ($26.625 per share) multiplied by the number of shares underlying the option.
(3) Includes 15,000 options subject to shareholder approval. See "Proposal 2 -- Options Subject to Shareholder Approval" on page 14.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

THE COMMITTEES

         The three-member Compensation Committee of the Company's Board of Directors is responsible for annually recommending to the Board of Directors the cash compensation payable to the Company's executive officers. Compensation decisions by the Compensation Committee are submitted to the Board of Directors for approval. The Stock Option Committee is responsible for the administration of the Company's performance and stock-based incentive plans. The Compensation Committee and the Stock Option Committee are collectively referred to in this report as the "Committees."

         During 1997, the Compensation Committee was comprised of Howard E. Cox, Jr. and John H. McArthur, each of whom is a non-employee director of the Company, and Carlos A. Saladrigas, the Chairman and Chief Executive Officer of the Company. During 1997, the Stock Option Committee was comprised of Howard E. Cox Jr., Charles M. Hazard, Jr. and John H. McArthur, all of whom are non-employee directors of the Company.

COMPENSATION STRUCTURE

         The key components of the compensation of the Company's Chief Executive Officer and the other executives named in the Summary Compensation Table are base salary, annual bonus and stock-based incentives. The objective of the Company is to create a compensation package for executive officers that is competitive with compensation payable by comparable professional employer organizations and with companies of similar size and complexity, as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performance.

         Based on his subjective determinations, the Chief Executive Officer recommends to the Compensation Committee and the Stock Option Committee the amount of total compensation payable to the executives named in the Summary Compensation Table other than himself for each fiscal year. The Committees undertake a subjective review of such recommendations in light of the various factors discussed below. The Committees set the compensation payable to the Chief Executive Officer relying on those same factors. The Chief Executive Officer does not participate in the deliberations of the Committees regarding his own compensation. Neither the Chief Executive Officer nor the Committees assign relative values to any factors considered in the compensation process or set predetermined performance targets for purposes of compensation decisions. The compensation recommendations of the Chief Executive Officer have historically been approved by the Committees and the Board of Directors.

         The various components of the Company's executive compensation are discussed below.

SALARIES

         The base salaries of the executives named in the Summary Compensation Table, including the base salary of the Chief Executive Officer of the Company, are deliberately set at a level the Company believes to be comparable to salaries paid to executive officers of companies of comparable size. The objective of the Company is to attract and retain the best possible individuals while setting compensation at levels which are sufficiently competitive with companies of similar size and complexity. The base salary is reviewed annually, primarily for cost of living increases. The base salary of the Chief Executive Officer has not been significantly adjusted during the past three fiscal years.

BONUSES

         The emphasis on annual discretionary bonuses allows the Company greater flexibility in rewarding favorable individual and corporate performance. Although historically there has been no specific relationship between the bonus recommendations for the Chief Executive Officer and the performance of the Company for any particular fiscal year, the Compensation Committee considers generally in reviewing such recommendations the increase in the Company's earnings per common and common equivalent share for such fiscal year and the shareholder return (as reflected in the Performance Graph appearing in the Proxy Statement for such year), as well as the increase in Company revenues, client and employee growth and the completion of significant acquisitions, among other factors. No bonuses were granted to the Named Executive Officers with respect to 1997.

STOCK-BASED INCENTIVES

         The third component of the Company's executive compensation is comprised of stock-based incentive plans. The Stock Option Committee considers the current year's vesting of previously issued shares under the 1995 Stock Option Plan and the 1996 Long Term Incentive Plan in evaluating the executive compensation recommendations of the Chief Executive Officer. Whereas the cash bonus payments are intended to reward positive short-term individual and corporate performance, grants under the stock-based plans are intended to provide executives with longer term incentives which appreciate in value with the continued favorable performance of the Company. In 1997, the Stock Option Committee granted options with respect to 857,502 shares of the Company's Common Stock. Of those options, 287,500 were granted to executive officers of the Company, representing 33.5% of the total options granted to all employees. Options with respect to an aggregate of 15,000 shares of Common Stock were granted to Named Executive Officers.

         THE COMPENSATION COMMITTEE           THE STOCK OPTION COMMITTEE

         Howard E. Cox, Jr.                   Howard E. Cox, Jr.
         John H. McArthur                     Charles M. Hazard, Jr.
         Carlos A. Saladrigas                 John H. McArthur

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Other than Mr. Saladrigas, no other member of the Compensation Committee was an officer or employee of the Company during 1997. Carlos A. Saladrigas served as a director and officer of the Company's wholly owned subsidiaries in 1997. Mr. Saladrigas does not currently serve on the Compensation Committee.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns (as described below) of the Company's Common Stock with the Nasdaq Stock Market (U.S.) Index, a New Peer Group Index and an Old Peer Group Index (each defined below) for the period commencing May 10, 1996 (the date on which trading in the Company's Common Stock commenced) and ending December 31, 1997. The interim measurement points are the last days of the quarters during the measurement period: June 30, 1996, September 30, 1996, December 31, 1996, March 31, 1997, June 30, 1997 and
September 30, 1997.

         The Old Peer Group Index consists of the stock of Digital Solutions, Inc., Employee Solutions, Inc. and Barrett Business Services, Inc. The New Peer Group selected by the Company consists of Digital Solutions, Inc., Employee Solutions, Inc., Barrett Business Services, Inc., Administaff Inc., Staff Leasing, Inc. and Team America Corporation. Administaff Inc., Staff Leasing Inc. and Team America Corporation have been added to the Company's peer group index this year because they are professional employer organizations which directly compete with the Company. The remainder of the New Peer Group is comprised of the companies in the Old Peer Group. Although the Company does not consider the companies in the Old Peer Group other than Employee Solutions, Inc. to be direct competitors operating in all the same lines of business as the Company, such companies are engaged in employee leasing.

         Shareholder returns are calculated assuming $100 was invested at the closing market prices on May 10, 1996, assuming in all cases reinvestment of any subsequent dividends. For Team America Corporation, Administaff, Inc. and

Staff Leasing, Inc., shareholder returns are calculated assuming $100 was invested at the closing price on the date each company's respective stock began trading publicly: December 10, 1996 for Team America Corporation, February 3, 1997 for Administaff Inc. and June 26, 1997 for Staff Leasing, Inc.

         The Performance Graph below is presented in accordance with SEC requirements. Shareholders are cautioned that historical stock price performance shown on the Performance Graph is not necessarily indicative of future stock price performance and in no way reflects the Company's forecast of future stock price performance.

                        [PERFORMANCE GRAPH APPEARS HERE]

                                         5/10/96      6/96      9/96      12/96     3/97      6/97      9/97      12/97
                                         -------      ----      ----      -----     ----      ----      ----      -----
The Vincam Group, Inc                       $100       $98      $144       $166     $103      $141      $108       $151
The Nasdaq Stock Market (U.S.)               100        99       102        107      102       120       140        132
Old Peer Group Index                         100        85        90         96       40        36        40         30
New Peer Group Index                         100        85        90         96       42        46        53         45

                                   PROPOSAL 2

                       AMENDMENT TO THE VINCAM GROUP, INC.
                    1996 LONG TERM INCENTIVE PLAN TO INCREASE
                       THE LIMIT ON MAXIMUM YEARLY AWARDS

         The Vincam Group, Inc. 1996 Long Term Incentive Plan (the "1996 Plan") was adopted by the Company's Board of Directors and approved by the shareholders of the Company on February 19, 1996. The 1996 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, performance awards, dividend equivalents and other stock-based awards (collectively, "Awards") to officers, key employees, directors and consultants of the Company and its subsidiaries. All employees of the Company are eligible for Awards under the 1996 Plan. The maximum aggregate number of shares of Common Stock which may be made subject to Awards under the 1996 Plan is 1,200,000. As of March 18, 1998, there were Awards outstanding with respect to 1,159,214 shares of Common Stock. The closing sale price of the Company's Common Stock was $27.88 on March 18, 1998. Employees may also receive stock options under the Company's 1995 Stock Option Plan (the "1995 Plan") and, if approved by the shareholders at the Annual Meeting, the Company's 1998 Long Term Incentive Plan. See "Proposal 3 -- Adoption of The Vincam Group, Inc. 1998 Long Term Incentive Plan" on page 19.

         The purposes of the 1996 Plan are (a) to promote the identity of interests between shareholders, directors, employees and consultants of the Company by encouraging and creating significant ownership of Common Stock of the Company by directors, officers and other salaried employees of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified directors, officers, employees and consultants who contribute to the Company's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for directors, officers, employees and consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.

PROPOSED AMENDMENT TO THE 1996 PLAN

         The proposed amendment, attached hereto as Appendix A (the "Amendment"), increases the limit on the maximum number of shares that may be made subject to performance awards, performance based restricted stock and other stock-based awards under the 1996 Plan in any year from 133,332 to 750,000 and the maximum payout for such awards in any year from 199,999 to 1,125,000 in the aggregate and from 49,999 to 281,250 for any participant. Additionally, the Amendment increases the maximum number of shares that may be made subject to options and stock appreciation rights in any year from 199,999 to 1,125,000. No participant may receive awards representing more than 25% of the proposed maximum number of shares which may be made subject to such awards in any one year. The Amendment also clarifies that the limitations on maximum yearly awards do not apply to any awards of options granted in connection with an employee's initial employment with the Company or any subsidiary. The remaining provisions of the 1996 Plan were not amended and will continue in full force and effect as set forth in the 1996 Plan. More specifically, the Amendment does not increase the maximum number of shares available for grant under the 1996 Plan, which will remain at 1,200,000 shares.

         The maximum amounts provided for in the 1996 Plan are intended to enable the Company to meet the requirements for deductibility under Section 162(m) of the Internal Revenue Code (the "Code"). Section 162(m) of the Code places a one million dollar limit on the deduction that may be taken for compensation paid to the Chief Executive Officer and the Company's four other most highly compensated executives on the last day of the year, unless certain requirements are met.

OPTIONS SUBJECT TO SHAREHOLDER APPROVAL

         Since September 25, 1997, the date on which the Board of Directors approved the Amendment, the Stock Option Committee has granted options under the 1996 Plan, subject to shareholder approval of the Amendment. Of those grants, options to acquire 15,000 shares of Common Stock were granted to Elizabeth J. Marston, a Named Executive Officer. See "Table of Option Grants During Fiscal 1997" on page 8. As a group, all current executive officers, including the Chief Executive Officer and the Named Executive Officers, have been granted 287,500 options under the 1996 Plan which are subject to shareholder approval of the Amendment. No current directors who are not executive officers were granted options subject to shareholder approval of the Amendment. All employees, other than executive officers, as a group were granted 289,500 options under the 1996 Plan, subject to shareholder approval of the Amendment. All 577,000 option grants will become null and void if the Amendment is not approved by the shareholders of the Company.

GENERAL DISCUSSION OF THE 1996 PLAN, AS PROPOSED TO BE AMENDED

ADMINISTRATION

         The Stock Option Committee (the "Committee") administers the 1996 Plan. The Committee consists of three directors, each of whom is and must be an "Outside Director" within the meaning of Section 162(m) of the Code and the regulations thereunder and a "Non-Employee Director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee, at its discretion, may amend, discontinue or terminate the 1996 Plan, provided that the rights of a participant with respect to any outstanding grant or award under the 1996 Plan may not be diminished or impaired without such participant's consent. Additionally, the Committee is authorized to designate participants, determine the type and number of awards to be granted, set terms and conditions of awards and make all determinations which may be necessary or advisable for the administration of the 1996 Plan.

STOCK OPTIONS AND SARS

         Stock options, including incentive stock options ("ISOs") and non-qualified stock options, entitle the participant to purchase shares of Common Stock at prescribed prices. Stock appreciation rights ("SARs") entitle the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. SARs may be granted alone or in tandem with options. The exercise price of an option and the grant price of a SAR may not be less than the fair market value per share of the Common Stock on the date of grant. Stock options and SARs are exercisable at such times and subject to such terms and conditions as are established by the Committee, except no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, Common Stock of the Company, outstanding Awards or other property as the Committee may determine from time to time. To date stock options have been the only form of compensation granted under the 1996 Plan; however, the mix of award types is subject to the discretion of the Committee and ultimately may vary.

RESTRICTED AND DEFERRED STOCK

         Restricted stock is a grant of shares that are subject to a risk of forfeiture, certain restrictions on transferability and such other restrictions as the Committee may determine (including limitations on the right to vote the restricted stock or the right to receive dividends or dividend equivalents thereon). The restrictions on any particular award of restricted stock may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise as the Committee determines. Unless otherwise determined by the Committee, cash dividends paid on performance-based restricted stock (discussed below) are automatically reinvested in additional shares of performance-based restricted stock, while cash dividends paid on other restricted stock are paid to the participant. Reinvested dividends are subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

         Deferred stock is the grant of a right to receive shares of the Company's Common Stock at the end of a specified deferral period established by the Committee. The Committee may, in its discretion, place other restrictions on the award of deferred stock. Delivery of deferred stock occurs upon expiration of the deferral period. Unless otherwise determined by the Committee, upon termination of employment during the deferral period, all deferred stock is automatically forfeited by the Participant. The Committee has the authority to waive, in whole or in part, the forfeiture of deferred stock due to the occurrence of an event of termination. The Company has not previously granted restricted or deferred stock awards.

PERFORMANCE AWARDS

         Performance awards confer upon a participant rights payable or exercisable based on the attainment of certain performance objectives during specified awards periods. Performance awards may be denominated in shares of Common Stock or may be payable in cash, Common Stock, other awards or other property and may be subject to such forfeiture conditions, restrictions and other terms as the Committee may specify.

         Performance awards have not previously been utilized by the Company for incentive compensation. If utilized in the future, it is currently anticipated that the Committee will establish at the beginning of each fiscal year written goals and target incentive awards for participants, including the officers named in the Summary Compensation Table, based on objective performance criteria.

PERFORMANCE CRITERIA

         The Committee shall subject grants of performance awards, performance-based restricted stock and certain other stock-based awards to and, in its discretion, may condition the exercisability or vesting of other Awards under the 1996 Plan (including, without limitation, stock options and SARs) on, the attainment of certain performance objectives. The term "Performance Objectives" means the objectives, if any, established by the Committee that are to be achieved with respect to an Award granted under the 1996 Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department, geographic market or function within the Company or a subsidiary in which the participant receiving the Award is employed or in individual or other terms, and which will relate to the period of time ("Performance Cycle") determined by the Committee. The Performance Objectives are intended to qualify under Section 162(m) of the Code and shall be with respect to one or more of the following: (i) net income;
(ii) operating income; (iii) earnings before interest and taxes ("EBIT"); (iv) earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); (v) earnings before taxes and unusual or nonrecurring items and/or acquisition costs; (vi) total revenue; (vii) return on investment; (viii) return on equity; (ix) return on total capital; (x) return on assets; (xi) total shareholder return; (xii) return on capital employed in the business; (xiii) stock price performance; (xiv) earnings per share growth; (xv) cash flows; (xvi) total profit; (xvii) operating expenses; (xviii) controllable revenue; (xix) the number of worksite employees; (xx) completion of significant acquisitions and
(xxi) the number of clients. Unless otherwise determined by the Committee, the Performance Objective shall be the attainment of preestablished amounts of annual net income of the Company. Which objectives to use with respect to an Award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index or a peer group of companies and any other matter related to the establishment of performance criteria, shall be determined by the Committee in its discretion at the time of grant of the Award. A Performance Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses. The targeted Awards would be established based upon a percentage of base salary or a fixed target amount and payouts of Awards would be based on the degree of achievement of the relevant Performance Objectives, subject to minimums and maximums. Before any payment of a performance award could occur, the Committee would have to certify that the performance goals had been satisfied. The Committee believes that it would be inappropriate to disclose specific goals which are confidential business information, the disclosure of which would adversely affect the Company and its shareholders. It is currently anticipated that annual payouts, if performance awards were utilized by the Company, would not exceed 100% of a participant's base salary. Based upon the current base salary of the Company's current Chief Executive Officer and the other executive officers identified in the Summary Compensation Table, the maximum annual performance award which could be earned by a participant in the 1996 Plan would be $218,846.

DIVIDEND EQUIVALENTS

         Dividend equivalents confer on participants the right to receive, currently or on a deferred basis, cash, Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares. Dividend equivalents may be paid directly to participants or may be deemed to be reinvested in additional Awards or otherwise. The Company has never paid a cash dividend on its Common Stock and has not previously utilized dividend equivalents for incentive compensation.

OTHER STOCK-BASED AWARDS

         The Committee may also grant Awards that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee determines the terms and conditions of such Awards, including any consideration to be paid to exercise such Awards, any performance objectives to be attained, the period during which Awards will be outstanding and forfeiture conditions and restrictions. The Company has not previously utilized other stock-based awards for incentive compensation.

LIMITATIONS ON AWARDS

         Under the 1996 Plan, 1,200,000 shares of the Company's Common Stock are reserved and available for Awards. The 1996 Plan also provides that a maximum of 750,000 shares of Common Stock may be made subject to performance awards, performance-based restricted stock and other stock-based awards subject to performance criteria in any year. Additionally, the payout of such awards in any year may not exceed 1,125,000 shares in the aggregate and 281,250 shares in the case of any participant. A maximum of 1,125,000 shares may be made subject to options and stock appreciation rights in any year. Also, no participant may receive Awards representing 25% of the maximum number of shares which may be made subject to such Awards in any year. Awards of options granted in connection with an employee's initial employment with the Company do not count toward any of these annual limits.

OTHER TERMS OF AWARDS

         Awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment of interest or dividend equivalents on any deferred amounts. The

Committee may place shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1996 Plan.

         Awards may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. A participant may, in the manner established by the Committee, designate a beneficiary to exercise such person's rights and receive distributions under the 1996 Plan upon such person's death.

AMENDMENT, TERMINATION AND ADJUSTMENTS

         The Board may amend, suspend or terminate the 1996 Plan without the consent of shareholders or participants, except that shareholder approval will be sought within one year after such Board action if shareholder approval is required by any applicable law or regulation or rule of a stock exchange, or if the Board in its discretion determines that obtaining such approval is advisable. The Committee may also amend, accelerate, suspend or terminate any outstanding Award and any related agreement; however, no amendment or termination may impair the rights of a participant under any outstanding Award without such participant's consent. The 1996 Plan will continue until such time as it is terminated by the Board.

         In the event of certain changes affecting the shares of Common Stock (such as a stock dividend or distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event), the Committee shall adjust the aggregate number or kind of shares which may be issued under the 1996 Plan and terms of outstanding Awards as it deems to be appropriate in order to prevent dilution or enlargement of participants' rights under the 1996 Plan. The Committee may also make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or their financial statements or changes in applicable laws, regulations or accounting principles.

FEDERAL INCOME TAX IMPLICATIONS

         The Company believes that under present law, the following federal income tax consequences generally arise with respect to Awards granted under the 1996 Plan. The grant of an option or SAR (including a stock-based Award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based Award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock acquired on the date of the exercise, and upon exercising a SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based Award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss (except in the event that shares issued pursuant to the exercise of an ISO are disposed of within two years after the date of grant or within one year after the date of exercise by the participant). Generally, there will be no tax consequences to the Company in connection with disposition of shares acquired under an option or other Award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

         With respect to Awards granted under the 1996 Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received less any amount paid therefor. The Company will be entitled to a deduction for the same amount. With respect to Awards involving Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received less any amount paid therefor at the time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, in which case the Company will be entitled to a deduction at the same time.

         In each instance described above, the deduction available to the Company may be limited, as to the Chief Executive Officer and the Company's four other most highly compensated executives, by Section 162(m) of the Code, which, as previously mentioned, places a $1 million limit on the deduction that may be taken for compensation paid to any such officer unless such compensation is based on the attainment of "objective" performance goals established in advance by a committee of two or more outside directors, and paid pursuant to a plan approved by shareholders. The 1996 Plan is designed to enable the Company to meet the requirements for deductibility as to stock options; however, the Performance Objectives described above have not been approved by the shareholders, and any performance awards or other stock-based Awards subject to performance criteria granted under the 1996 Plan will not meet the requirements for deductibility under Section 162(m) of the Code.

         The foregoing provides only a general description of the applicability of federal income tax laws to certain types of Awards under the 1996 Plan. Different tax rules may apply with respect to participants who are subject to
Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute or within six months of an exempt grant of a derivative security. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign laws.

PLAN ACTIVITY

         As of March 18, 1998, option grants covering an aggregate of 1,159,214 shares had been made under the 1996 Plan and were outstanding. As of March 18, 1998, options as to approximately 715,802 shares of Common Stock had been granted to 107 persons who are not executive officers and options as to approximately 443,143 shares of Common Stock had been granted to 9 persons who are executive officers or directors.

VOTING REQUIREMENTS

         The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote in person or by proxy at the Annual Meeting is required to approve the Amendment. If not approved, the Amendment will not become effective and previously granted options as to 577,000 shares of Common Stock will become null and void.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors believes that it is desirable and in the best interests of the Company and its shareholders that the 1996 Plan be amended to increase the plan limits on maximum yearly Awards. As discussed above, the purposes of the 1996 Plan include attracting and retaining qualified directors, officers, employees and consultants and providing meaningful long-term incentive opportunities to such individuals. The Company believes that it has administered the 1996 Plan in a manner which is designed to achieve such purposes. The original maximum amounts provided for in the 1996 Plan, however, were established prior to the Company's initial public offering in May 1996 and did not adequately provide for the growth that the Company has experienced since May 1996. Consequently, the original maximum amounts unduly limit the Company's ability to grant Awards under the 1996 Plan and to accomplish the purposes of the 1996 Plan.

         FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE 1996 PLAN AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREIN.

                                   PROPOSAL 3

                       ADOPTION OF THE VINCAM GROUP, INC.
                          1998 LONG TERM INCENTIVE PLAN

         At the Annual Meeting, a proposal will be presented for the shareholders to approve The Vincam Group, Inc. 1998 Long Term Incentive Plan (the "1998 Plan"), under which incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, performance awards, dividend equivalents and other stock-based awards (collectively, "Awards") relating to up to 900,000 shares of Common Stock of the Company may be granted to directors, officers, employees and consultants of the Company and its subsidiaries. All employees of the Company will be eligible for grants of Awards under the 1998 Plan. The purposes of the 1998 Plan are identical to those of the 1996 Plan, as discussed above.

GENERAL DISCUSSION OF THE 1998 PLAN

         Like the 1995 Plan and the 1996 Plan, the 1998 Plan will be administered by the Stock Option Committee. The 1998 Plan is identical to the 1996 Plan, as described above, in all material respects, except as set forth below. The federal income tax implications of the Awards which may be made under the 1998 Plan and the performance criteria proposed to be used with respect to Awards under the 1998 Plan are the same as those regarding Awards under the 1996 Plan. A copy of the 1998 Plan is included as Appendix B to this proxy statement, and the summary of the 1998 Plan contained herein is qualified in its entirety by reference to the complete 1998 Plan.

MAXIMUM AWARDS

         Under the 1998 Plan, 900,000 shares of the Company's Common Stock will be reserved and available for Awards. The 1998 Plan also provides that a maximum of 600,000 shares of Common Stock may be made subject to performance awards, performance-based restricted stock and other stock-based Awards subject to performance criteria in any year. Additionally, the payout of such Awards in any year may not exceed 900,000 shares in the aggregate and 225,000 shares in the case of any participant. A maximum of 600,000 shares may be made subject to options and stock appreciation rights in any year. No participant may receive Awards representing more than 50% of the maximum number of shares which may be made subject to such Awards in any year. Awards of options granted in connection with an employee's initial employment with the Company do not count toward these annual limits.

CHANGE OF CONTROL PROVISIONS

         The 1998 Plan provides that, in the event of a "Change of Control" (as defined in the 1998 Plan), the performance criteria on 50 percent, or 100 percent in the case of a participant who is a non-employee director, of each participant's outstanding Performance Awards, Performance-Based Restricted Stock and Other Stock-Based Awards would be deemed fully achieved and 50 percent, or 100 percent in the case of a participant who is a non-employee director, of such Awards would be deemed fully earned and vested. Likewise, upon a Change of Control, 50 percent, or 100 percent in the case of a participant who is a non-employee director, of each participant's Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised which were not previously exercisable would become fully exercisable, and the restrictions, deferral limitations or forfeiture conditions on 50 percent, or 100 percent in the case of a participant who is a non-employee director, of each participant's other Awards granted under the 1998 Plan would lapse and such Awards would be deemed fully vested. Additionally, 50 percent, or 100 percent in the case of a participant who is a non-employee director, of each participant's Awards that are otherwise payable in cash or cash equivalents would become due and payable in the event of a Change of Control. All remaining Awards granted to participants other than non-employee directors, whether options, restricted or deferred stock or cash-based Awards, remain subject to all relevant restrictions, limitations, terms and conditions that applied to such Award prior to the Change of Control. Notwithstanding the foregoing, in the event that a Change of Control is intended to be accounted for as a "pooling of interests" and the independent auditors for the Company issue an opinion to the Company that, but for the application of the change of control provisions of the 1998 Plan the Change of Control transaction would qualify for pooling of interests accounting treatment, the acceleration and cash-out provisions described above will not be given effect.

VOTING REQUIREMENTS

         The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote in person or by proxy at the Annual Meeting is required to approve the proposal to adopt the 1998 Plan. If not approved, the 1998 Plan will not become effective.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         As of March 18, 1998, the Company has only an aggregate of 55,781 shares available for grant under the 1995 Stock Option Plan and the 1996 Plan. The Board of Directors believes that the adoption of the 1998 Plan, which will make an additional 900,000 shares of Common Stock available for grants of Awards to new and existing employees, is important to the Company's growth strategy and is in the best interests of the Company and the shareholders. The additional 900,000 shares available under the 1998 Plan will allow the Company to continue to attract and retain qualified employees and to provide meaningful long-term incentives to those directors, officers, employees and consultants who are in a position to make significant contributions towards the Company's objectives.

         FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE 1998 PLAN AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREIN.

                    RELATIONSHIP WITH THE COMPANY'S AUDITORS

         Representatives of Price Waterhouse LLP, the independent certified public accountants who audited the Company's financial statements for 1997, are expected to be present at the Annual Meeting. Such representatives will be afforded the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders. The Company has not yet engaged an independent accountant to perform an audit of the Company's financial statements for 1998. The Company is not required to obtain shareholder approval or ratification of its selection of its auditors under the laws of the State of Florida, and the Audit Committee and the Board of Directors have the discretion to select the Company's auditors as appropriate.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                             SOLICITATION PROCEDURES

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

                          SHAREHOLDER PROPOSALS FOR THE
                               1999 ANNUAL MEETING

         Pursuant to Securities and Exchange Commission regulations, in order to be included in the Company's Proxy Statement for the 1999 Annual Meeting, as well as meet all other SEC requirements, shareholder proposals must be received at the principal office of the Company, addressed to the Secretary, no later than the close of business on December 23, 1998. In addition, the Company's Amended and Restated Bylaws provide that any shareholder who desires either to bring a shareholder proposal before an annual meeting or to present a nomination for director at an annual meeting must give advance notice to the Company regarding the proposal or nominee. The Bylaws require that written notice be delivered to the Secretary of the Company not less than 50 nor more than 90 days prior to the date of the annual meeting at which the proposal or nomination is to be presented; provided, that if less than 60 days' notice or prior public disclosure of the date of the 1999 Annual Meeting is given to shareholders, a shareholder wishing to bring a proposal before the annual meeting must provide notice to the Company of such proposal not later than the close of the business on the 10th day following the date on which notice of the annual meeting was mailed or the date of the annual meeting was publicly disclosed. Any such shareholder proposal must contain certain information regarding the shareholder desiring to present a proposal or make a nomination, as the case may be. A copy of the Bylaws is available upon request from the Secretary of the Company.

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY WILL PROVIDE TO THE RECIPIENTS OF THIS PROXY STATEMENT, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K RELATED TO THE YEAR ENDED DECEMBER 31, 1997. Written requests for the Company's Form 10-K should be addressed to: The Vincam Group, Inc., Investor Relations Department, 2850 Douglas Road, Coral Gables, Florida 33134.

         Kindly date, sign and return the enclosed proxy card.

                                            By Order of the Board of Directors

                                            ELIZABETH J. MARSTON
                                            SECRETARY

                                                                      APPENDIX A

                   AMENDMENT OF 1996 LONG TERM INCENTIVE PLAN

         RESOLVED, that Section 7.02 of the 1996 Plan is hereby amended in its entirety to read as follows:

         "7.02. MAXIMUM YEARLY AWARDS. A maximum of 750,000 Shares (or the equivalent Fair Market Value thereof with respect to Awards valued in whole or in part by reference to, or otherwise based on or related to, Shares) may be made subject to Performance Awards and Other Stock-Based Awards subject to performance criteria in any Year. The maximum payout of such Awards in any Year may not exceed 150% of the amount thereof, or 1,125,000 Shares in the aggregate and 281,250 Shares in the case of any Participant. A maximum of 1,125,000 Shares may be made subject to Options and Stock Appreciation Rights in any Year. No Participant may receive Awards covering or representing more than 25% of the maximum number of Shares which may be made subject to such types of Awards in any Year. Notwithstanding the foregoing, awards of Options granted in connection with an employee's initial employment with the Corporation or a Subsidiary shall not count toward or be subject to such limitations. The Share amounts in this Section 7.02 are subject to (i) adjustment by the Committee under Section 9, and (ii) the Plan maximum under Section 4."

                                                                      APPENDIX B

                             THE VINCAM GROUP, INC.

                            LONG TERM INCENTIVE PLAN
                                      1998

         SECTION 1. PURPOSE. The purpose of this Long Term Incentive Plan (the "Plan") of The Vincam Group, Inc. (together with any successor thereto, the "Corporation") is (i) to promote the identity of interests between shareholders, directors, employees and consultants of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by directors, officers and other salaried employees of the Corporation and its subsidiaries;
(ii) to enable the Corporation to attract and retain qualified directors, officers, employees and consultants who contribute to the Corporation's success by their ability, ingenuity and industry; and (iii) to provide meaningful long-term incentive opportunities for directors, officers, employees and consultants who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

         SECTION 2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

         2.01 "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent or Other Stock-Based Award or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

         2.02 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

         2.03 "Board" means the Board of Directors of the Corporation.

         2.04 "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

         2.05 "Committee" means the Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee and any subcommittee thereof, shall consist of two or more directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" as defined for purposes of Section 162(m) of the Code.

         2.06 "Corporation" is defined in Section 1.

         2.07 "Covered Employee" has the same meaning as set forth in section 162(m) of the Code, and successor provisions.

         2.08 "Deferred Stock" means a right, granted to a Participant under
Section 6.05, to receive Shares at the end of a specified deferral period.

         2.09 "Dividend Equivalent" means a right, granted to a Participant under Section 6.03, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

         2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

         2.11 "Fair Market Value" means, with respect to Shares, Awards or other property, the fair market value of such Shares, Awards or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sales price on that date of a Share as reported on the stock exchange or automated stock quotation system on which Shares may be listed or quoted; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date (the "Average"). The Average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

         2.12 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

         2.13 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

         2.14 "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         2.15 "Other Stock-Based Award" means a right, granted to a Participant under Section 6.08, that relates to or is valued by reference to Shares.

         2.16 "Participant" means a person who, as a director, officer, employee or consultant of the Corporation or any Subsidiary, has been granted an Award under the Plan.

         2.17 "Performance Award" means a right, granted to a Participant under
Section 6.02, to receive cash, Shares, other Awards or other property the payment of which is contingent upon achievement of certain performance goals specified by the Committee.

         2.18 "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

         2.19 "Plan" is defined in Section 1.

         2.20 "Restricted Stock" means Shares, granted to a Participant under
Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

         2.21 "Rule 16b-3 " means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         2.22 "Shares" means the Common Stock, $.001 par value, of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 9.

         2.23 "Stock Appreciation Right" means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards or other property as specified in the Award or determined by the Committee.

         2.24 "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

         2.25 "Year" means a calendar year.

         SECTION 3. ADMINISTRATION.

         3.01 AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

         (i)      to select and designate Participants;

         (ii)     to designate Subsidiaries;

         (iii) to determine the type or types of Awards to be granted to each Participant;

         (iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, the applicable performance goals, the certification of achievement of such goals prior to the settlement of an Award, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award;

         (v) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

         (vi) to determine whether, to what extent and under what circumstances cash, Shares, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

         (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

         (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

         (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

         3.02 MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may establish other rules governing meetings of the Committee, and the Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

         3.03 LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

         SECTION 4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 9, the total number of Shares reserved and available for Awards under the Plan shall be 900,000. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

         If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan.

         SECTION 5. ELIGIBILITY. Awards may be granted only to individuals who are directors, officers or other salaried employees of the Corporation or a Subsidiary.

         SECTION 6. SPECIFIC TERMS OF AWARDS.

         6.01 GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of service as a director or employment by the Participant. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

         6.02 PERFORMANCE AWARDS. Subject to the provisions of Section 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

         (i) AWARD AND CONDITIONS. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

         (ii) OTHER TERMS. A Performance Award may be denominated in Shares and may be payable in cash, Shares, other Awards or other property, and have such other terms as shall be determined by the Committee.

         6.03 DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

         6.04 RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

         (i) ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee shall determine.

         (ii) FORFEITURE. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

         (iii) CERTIFICATES OF SHARES. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

         (iv) DIVIDENDS. Unless otherwise determined by the Committee, cash dividends paid on Performance-Based Restricted Stock shall be automatically reinvested in additional shares of Performance-Based Restricted Stock and cash dividends paid on other Restricted Stock shall be paid to the Participant. Dividends reinvested in Performance-Based Restricted Stock and Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

         6.05 DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

         (i) AWARD AND RESTRICTIONS. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

         (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

         6.06 OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

         (i) EXERCISE PRICE. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.03, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option.

         (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

         (iii) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to requirements related to aggregate maximum fair market value of underlying Shares, minimum exercise prices, Option duration and the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

         6.07 STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

         (i) RIGHT TO PAYMENT. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specific period before or after the date of exercise) over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in
         Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant.

         (ii) OTHER TERMS. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

         6.08 OTHER STOCK-BASED AWARDS. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

         SECTION 7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

         7.01 PERFORMANCE-BASED AWARDS. Performance Awards, Performance-Based Restricted Stock and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goal shall be the attainment of preestablished amounts of annual net income of the Corporation.

          The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

         7.02 MAXIMUM YEARLY AWARDS. A maximum of 600,000 Shares (or the equivalent Fair Market Value thereof with respect to Awards valued in whole or in part by reference to or otherwise based on or related to Shares) may be made subject to Performance Awards, Performance-Based Restricted Stock and Other Stock-Based Awards subject to performance criteria in any Year. The maximum payout of such Awards in any Year may not exceed 150% of the amount thereof, or 900,000 Shares in the aggregate and 225,000 Shares in the case of any Participant. A maximum of 600,000 Shares may be made subject to Options and Stock Appreciation Rights in any Year. No Participant may receive Awards covering or representing more than 50% of the maximum number of Shares which may be made subject to such types of Awards in any Year. Notwithstanding the foregoing, awards of Options granted in connection with an employee's initial employment with the Corporation or a Subsidiary shall not count toward or be subject to such limitations. The Share amounts in this Section 7.02 are subject to (i) adjustment by the Committee under Section 9 and (ii) the Plan maximum under Section 4.

         7.03 STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary or any business entity to be acquired by the Corporation or a Subsidiary or any other right of a Participant to receive payment from the Corporation or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any Stock Appreciation Right or purchase price of any other Award conferring a right to purchase Shares:

         (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

         (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or the date of grant of the earlier Award or award.

         7.04 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03) or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

         7.05 TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         7.06 FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

         7.07 LOAN PROVISIONS. With the consent of the Committee, and subject to compliance with the federal and state laws and other binding obligations or provisions applicable to the Corporation, the Corporation may make, guarantee or arrange for, a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

         SECTION 8. GENERAL RESTRICTIONS APPLICABLE TO AWARDS.

         8.01 RESTRICTIONS UNDER RULE 16B-3.

                  8.01.1 SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise transfer an equity security, derivative security or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act,
         (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition, and (ii), with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

                  8.01.2 NONTRANSFERABILITY. Awards which constitute derivative securities (including any option, stock appreciation right or similar right) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

                  8.01.3 COMPLIANCE WITH RULE L6B-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule l6b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

         8.02 LIMITS ON TRANSFER OF AWARDS; BENEFICIARIES. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

         8.03 REGISTRATION AND LISTING COMPLIANCE. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange or automatic stock quotation system, until such laws, regulations and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

         8.04 SHARE CERTIFICATES. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder and the rules of any national securities exchange or automated stock quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

         SECTION 9. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards and (iii) the vesting, exercisability, exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

         SECTION 10. CHANGE OF CONTROL PROVISIONS.

         10.01 ACCELERATION OF VESTING AND CASH-OUT RIGHTS. In the event of a "Change of Control," as defined in Section 10.02:

         (i) The performance criteria of fifty percent (50%), or one hundred percent (100%) in the case of a Participant who is a non-employee director of the Company, of each Participant's Performance Awards, Performance-Based Restricted Stock and Other Stock-Based Awards shall be deemed fully achieved and fifty percent (50%), or one hundred percent (100%) in the case of a Participant who is a non-employee director of the Company, of all such Awards shall be deemed fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01 and legal restrictions on the issuance of Shares set forth in Section 8.04. In the case of Participants other than non-employee directors of the Company, the other fifty percent (50%) of such Participant's Performance Awards, Performance-Based Restricted Stock and Other Stock-Based Awards shall remain subject to all relevant restrictions, limitations, terms and conditions that applied to such Award prior to the Change of Control;

         (ii) Fifty percent (50%), or one hundred percent (100%) in the case of a Participant who is a non-employee director of the Company, of each Participant's Options, Stock Appreciation Rights or other Awards in the nature of rights that may be exercised which were not previously exercisable shall become fully exercisable, subject only to the restrictions on dispositions of equity securities set forth in Section
         8.01 and legal restrictions on the issuance of Shares set forth in
         Section 8.04. In the case of Participants other than non-employee directors of the Company, the other fifty percent (50%) of such Participant's Options, Stock Appreciation Rights or other Awards in the nature of rights that may be exercised shall remain subject to all relevant restrictions, limitations, terms and conditions that applied to such Award prior to the Change of Control;

         (iii) The restrictions, deferral limitations and forfeiture conditions applicable to fifty percent (50%), or one hundred percent (100%) in the case of a Participant who is a non-employee director of the Company, of each Participant's other Awards granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in
         Section 8.01 and legal restrictions on the issuance of Shares set forth in Section 8.04. In the case of Participants other than non-employee directors of the Company, the other fifty percent (50%) of such Participant's other Awards granted under the Plan shall remain subject to all relevant restrictions, limitations, terms and conditions that applied to such Award prior to the Change of Control; and

         (iv) Fifty percent (50%), or one hundred percent (100%) in the case of a Participant who is a non-employee director of the Company, of each Participant's outstanding Performance Awards, Dividend Equivalents or Stock Appreciation Rights, to the extent that such Performance Award, Dividend Equivalent Right or Stock Appreciation Right is payable in cash, shall be canceled and each such Participant holding any such Award shall be paid in cash therefor. In the case of Participants other than non-employee directors of the Company, the other fifty percent (50%) of such Participant's outstanding Performance Awards, Dividend Equivalents or Stock Appreciation Rights that are payable in cash shall remain subject to all relevant restrictions, limitations, terms and conditions that applied to such Award prior to the Change of Control. Where the value of any such canceled Award must be calculated by reference to Shares or the market price thereof, such Award shall be valued on the basis of the "Change of Control Price" (as defined in Section 10.03) as of the date that the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control; provided however, that this Section 10.01(iv) shall not apply in the case of any Award if the cancellation of and payment for such Award would cause the Participant to incur actual short-swing profits liability under Section 16(b) of the Exchange Act.

         Notwithstanding anything contained herein to the contrary, in the event of a Change of Control that is intended to be accounted for as a "pooling of interests," and with respect to which the independent auditors for the Corporation issue an opinion to the Corporation that, but for the application of the provisions set forth in this Section 10.01 in connection with such Change of Control, the Change of Control would qualify for pooling of interests accounting treatment, the provisions set forth in this
Section 10.01 shall be of no force and effect.

         10.02 CHANGE OF CONTROL. For purposes of Section 10, a "Change of Control" shall mean:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (other than Carlos A. Saladrigas, Jose M. Sanchez, any affiliate or immediate family member of either or any group comprised of any combination of the foregoing) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either
         (a) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
         (a) any acquisition by the Corporation or any of its subsidiaries, (b) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries or (c) any acquisition by any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; or

         (ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

         (iii) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; or

         (iv) Approval by the shareholders of the Corporation of (a) a complete liquidation or dissolution of the Corporation or (b) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be. The term "the sale or other disposition of all or substantially all of the assets of the Corporation" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Corporation or of any direct or indirect subsidiary of the Corporation (including the stock of any direct or indirect subsidiary of the Corporation) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in the case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Corporation (as herein defined). The "fair market value of the Corporation" shall be the aggregate market value of the then Outstanding Corporation Common Stock (on a fully diluted basis) plus the aggregate market value of the Corporation's other outstanding equity securities. The aggregate market value of the shares of Outstanding Corporation Common Stock shall be determined by multiplying the number of shares of Outstanding Corporation Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding Corporate Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Corporation shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Corporation Common Stock or by such other method as the Board shall determine is appropriate.

         10.03 CHANGE OF CONTROL PRICE. For purposes of this Section 10, "Change of Control Price" means the higher of (i) the average closing price, as reported on the Nasdaq National Market, or any other exchange or trading system on which the Shares are then primarily listed or traded for the ten trading days immediately preceding the Change of Control, and (ii) the highest price paid or offered in any transaction related to a Change of Control of the Corporation.

         SECTION 11. CHANGES TO THE PLAN AND AWARDS.

         11.01 CHANGES TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automatic stock quotation system on which the Shares may be listed or quoted, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to him.

         11.02 CHANGES TO AWARDS. The Committee may waive any conditions or rights under or amend, alter, suspend, discontinue or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation or termination of any Award may impair the rights of such Participant under such Award.

         SECTION 12. GENERAL PROVISIONS.

         12.01 NO RIGHTS TO AWARDS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

         12.02 NO SHAREHOLDER RIGHTS. No Award shall confer on any Participant any of the rights of shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

         12.03 TAX WITHHOLDING. The Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due with respect thereto, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

         12.04 NO RIGHT TO EMPLOYMENT. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate his or her employment at any time or increase or decrease his or her compensation from the rate in existence at the time of granting of an Award.

         12.05 UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

         12.06 OTHER COMPENSATORY ARRANGEMENTS. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

         12.07 FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

         12.08 GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

         SECTION 13. EFFECTIVE DATE. The Plan shall become effective on May 21, 1998, provided however, that, on such date or within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote (and the affirmative vote of a majority of the Shares voting) at a meeting of the Corporation's shareholders, or any adjournment thereof or by the written consent of the holders of a majority of the Shares entitled to vote.

As adopted by the Board of Directors as of March 9, 1998.